SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 August 14, 2002



                              THE PITTSTON COMPANY
             (Exact Name of registrant as specified in its charter)


    Virginia                      1-9148                  54-1317776
 (State or other               (Commission            (I.R.S. Employer
  jurisdiction                 File Number)          Identification No.)
of Incorporation)


1801 Bayberry Court
P. O. Box 18100
Richmond, VA                                              23226-8100
(Address of principal                                     (Zip Code)
executive offices)

                                  (804)289-9600
              (Registrant's telephone number, including area code)
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Item 9        Regulation FD Disclosure

         On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, the Registrant delivered to the Securities and Exchange Commission (the "Commission") sworn statements of Michael T. Dan, the Registrant's principal executive officer, and Robert T. Ritter, the Registrant's principal financial officer, both in the form specified by the Commission. Conformed copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2.

         On August 14, 2002, the Registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Michael T. Dan, the Registrant's chief executive officer, and Robert T. Ritter, the Registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.3 and 99.4.

                                    EXHIBITS

99.1 Sworn Statement of Michael T. Dan, filed with the Securities and Exchange Commission on August 14, 2002

99.2 Sworn Statement of Robert T. Ritter, filed with the Securities and Exchange Commission on August 14, 2002

99.3 Certification of Michael T. Dan pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002

99.4 Certification of Robert T. Ritter pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     THE PITTSTON COMPANY
                                                         (Registrant)



                                                     By  /s/ Robert T. Ritter
                                                       ------------------------
                                                       Robert T. Ritter
                                                       Vice President and Chief
                                                       Financial Officer


Dated: August 14, 2002

                                    EXHIBITS



Exhibit                             Description

99.1 Sworn Statement of Michael T. Dan, filed with the Securities and Exchange Commission on August 14, 2002

99.2 Sworn Statement of Robert T. Ritter, filed with the Securities and Exchange Commission on August 14, 2002

99.3 Certification of Michael T. Dan pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002

99.4 Certification of Robert T. Ritter pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002